                                                                   EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY

                        FOR TENDER OF EURO-DENOMINATED
                       10 3/4% SENIOR NOTES DUE 2009 OF

                          EXODUS COMMUNICATIONS, INC.

   This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) euro-denominated 10 3/4% Senior Notes due 2009 (the "Old Notes") are not immediately available, (ii) the Old Notes, the applicable Letter of Transmittal and all other required documents cannot be delivered to Chase Manhattan Bank London (the "Euro Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Euro Exchange Agent. see "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

              THE EURO EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                          CHASE MANHATTAN BANK LONDON

                     BY MAIL, OVERNIGHT DELIVERY OR HAND:

                          Chase Manhattan Bank London

                                   [ADDRESS]
                                   [OFFICER]
         (Exodus Communications, Inc., 10 3/4% Senior Notes due 2009)

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                   [NUMBER]

                           FACSIMILE TRANSMISSIONS:
                                   [NUMBER]

   IN ADDITION, IN ORDER TO UTILIZE THE GUARANTEED DELIVERY PROCEDURE TO TENDER OLD NOTES PURSUANT TO THE EXCHANGE OFFER, AN APPLICABLE COMPLETED, SIGNED AND DATED LETTER OF TRANSMITTAL RELATING TO THE OLD NOTES (OR FACSIMILE THEREOF) MUST ALSO BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE. CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS.

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

   The undersigned hereby tenders to Exodus Communications, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the prospectus dated         , 2000 (as the same may be amended or
supplemented from time to time, the "Prospectus") and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

                       Description of Old Notes Tendered

-------------------------------------------------------------------------------
 Name(s), Address(es) and Area Code(s) and
 Telephone Number(s) of Registered Holder(s): Certificate Number(s) (if
                                              available):

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 Aggregate Principal Amount Tendered: $

-------------------------------------------------------------------------------
 Signature(s):


-------------------------------------------------------------------------------
 If Old Notes will be tendered by book-entry transfer, please provide the following information:

     Name of Tendering Institution: ______________________________________
     Euroclear or Cedelbank Account Number: ______________________________
     Date: _______________________________________________________________
     Transaction Code Number: ____________________________________________


                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm or other entity that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or is identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock

Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Euro Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Euro Exchange Agent's account at Euroclear or Cedelbank, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more applicable properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

   The undersigned acknowledges that it must deliver the applicable Letter(s) of Transmittal and the Old Notes tendered hereby to the Euro Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

 Name of Firm:                                Authorized Signature:

-------------------------------------------------------------------------------
 Address:                                     Name (Please Print):

                                             ----------------------------------

                                              Capacity or Title:

-------------------------------------------------------------------------------
 Area Code and Telephone Number:              Date:

-------------------------------------------------------------------------------

   NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN APPLICABLE PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

   No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in the Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. Neither the delivery of the Prospectus nor any exchange of Old Notes for New Notes made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof or that the information contained herein is correct as of any time subsequent to its date. The Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. The Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.